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Alaska Pacific Bancshares, Inc.
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April 8, 2009

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Alaska Pacific Bancshares, Inc., the holding company for Alaska Pacific Bank.  The meeting will be held in the Douglas Room of the Prospector Hotel located at 375 Whittier Street, Juneau, Alaska, on Tuesday, May 19, 2009, at 11:00 a.m., local time.

The Notice of Annual Meeting of Stockholders and Proxy Statement appearing on the following pages describe the formal business to be transacted at the meeting.  During the meeting, we will also report on the our operations.  Directors and officers of Alaska Pacific Bancshares, Inc., as well as a representative of Moss Adams LLP, our independent auditor, will be present to respond to appropriate questions of stockholders.

It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own.  To ensure that your shares are represented, we urge you to complete and mail the enclosed proxy card.  If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

We look forward to seeing you at the meeting.

Sincerely,

/s/ Craig E. Dahl

Craig E. Dahl
President and Chief Executive Officer

ALASKA PACIFIC BANCSHARES, INC.
2094 JORDAN AVENUE
JUNEAU, ALASKA  99801
(907) 789-4844

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On May 19, 2009

Notice is hereby given that the annual meeting of stockholders of Alaska Pacific Bancshares, Inc. will be held in the Douglas Room of the Prospector Hotel located at 375 Whittier Street, Juneau, Alaska, on Tuesday, May 19, 2009, at 11:00 a.m., local time.

A proxy card and a proxy statement for the annual meeting are enclosed.  The meeting is for the purpose of considering and acting upon the following proposals:

Proposal 1.	To elect three directors to each serve for a three-year term.

Proposal 2.	To provide advisory approval of the compensation of our named executive officers.

Proposal 3.	To ratify the appointment of Moss Adams LLP as our independent auditor for the fiscal year ending December 31, 2009.

We will also consider and act upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.  As of the date of this notice, we are not aware of any other business to come before the annual meeting.

The Board of Directors has fixed the close of business on March 23, 2009 as the record date for the annual meeting.  This means that shareholders of record at the close of business on that date are entitled to receive notice of and to vote at the meeting and any adjournment thereof.  To ensure that your shares are represented at the meeting, please take the time to vote by signing, dating and mailing the enclosed proxy card which is solicited on behalf of the Board of Directors.  The proxy will not be used if you attend and vote at the annual meeting in person.  Regardless of the number of shares you own, your vote is very important.  Please act today.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Gillian R. Hays

GILLIAN R. HAYS
SECRETARY

Juneau, Alaska
April 8, 2009

IMPORTANT: The prompt return of proxies will save us the expense of further requests for proxies in order to ensure a quorum.  A self-addressed envelope is enclosed for your convenience.  No postage is required if mailed in the United States.

PROXY STATEMENT
OF
ALASKA PACIFIC BANCSHARES, INC.
2094 JORDAN AVENUE
JUNEAU, ALASKA 99801

 ANNUAL MEETING OF STOCKHOLDERS
MAY 19, 2009

The Board of Directors of Alaska Pacific Bancshares, Inc. is using this proxy statement to solicit proxies from our stockholders for use at the annual meeting of stockholders.  We are first mailing this Proxy Statement and the enclosed form of proxy to our stockholders on or about April 8, 2009.

The information provided in this proxy statement relates to Alaska Pacific Bancshares, Inc. and its wholly-owned subsidiary, Alaska Pacific Bank.  Alaska Pacific Bancshares, Inc. may also be referred to as “Alaska Pacific.”  References to “we,” “us” and “our” refer to Alaska Pacific and, as the context requires, Alaska Pacific Bank.

 INFORMATION ABOUT THE ANNUAL MEETING

Time and Place of the Annual Meeting

Our annual meeting will be held as follows:

Date:	Tuesday, May 19, 2009
Time:	11:00 a.m., local time
Place:	Douglas Room of the Prospector Hotel
375 Whittier Street, Juneau, Alaska

Matters to Be Considered at the Annual Meeting

At the meeting, you will be asked to consider and vote upon the following proposals:

Proposal 1.	To elect three directors to each serve for a three-year term.

Proposal 2.	To provide advisory approval of the compensation of our named executive officers.

Proposal 3.	To ratify the appointment of Moss Adams LLP as our independent auditor for the fiscal year ending December 31, 2009.

We will also transact any other business that may properly come before the annual meeting.  As of the date of this proxy statement, we are not aware of any other business to be presented for consideration at the annual meeting other than the matters described in this proxy statement.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on May 19, 2009

Our Proxy Statement and Annual Report on Form 10-K, including our annual report to stockholders, are available at http://www.alaskapacificbank.com/investors/index.cfm The following materials are available for review:

●	Proxy Statement;
●	proxy card; and
●	Annual Report on Form 10-K.

Directions to attend the annual meeting, where you may vote in person, can be found online at http://www.prospectorhotel.com/maps-directions.htm.

Who is Entitled to Vote?

We have fixed the close of business on March 23, 2009 as the record date for stockholders entitled to notice of and to vote at our annual meeting.  Only holders of record of Alaska Pacific’s common stock on that date are entitled to notice of and to vote at the annual meeting.  You are entitled to one vote for each share of Alaska Pacific common stock you own, unless you own more than 10% of Alaska Pacific’s outstanding shares.  As provided in our Articles of Incorporation, record holders of common stock who beneficially own in excess of 10% of Alaska Pacific’s outstanding shares are not entitled to any vote in respect of the shares held in excess of the 10% limit unless our Board of Directors has granted permission in advance.  On March 23, 2009, there were 654,486 shares of Alaska Pacific common stock outstanding and entitled to vote at the annual meeting.

How Do I Vote at the Annual Meeting?

Proxies are solicited to provide all stockholders of record on the voting record date an opportunity to vote on matters scheduled for the annual meeting and described in these materials.  You are a shareholder of record if your shares of Alaska Pacific common stock are held in your name.  If you are a beneficial owner of Alaska Pacific common stock held by a broker, bank or other nominee (i.e., in “street name”), please see the instructions in the following question.

Shares of Alaska Pacific common stock can only be voted if the stockholder is present in person or by proxy at the annual meeting.  To ensure your representation at the annual meeting, we recommend you vote by proxy even if you plan to attend the annual meeting.  You can always change your vote at the meeting if you are a stockholder of record.

Voting instructions are included on your proxy card.  Shares of Alaska Pacific common stock represented by properly executed proxies will be voted by the individuals named on the proxy card in accordance with the stockholder’s instructions.  Where properly executed proxies are returned to us with no specific instruction as how to vote at the annual meeting, the persons named in the proxy will vote the shares “FOR” election of each of our director nominees, “FOR” approval of the compensation of our named executive officers and “FOR” ratification of the appointment of Moss Adams LLP as our independent auditor for the fiscal year ending December 31, 2009.  If any other matters are properly presented at the annual meeting for action, the persons named in the enclosed proxy and acting thereunder will have the discretion to vote on these matters in accordance with their best judgment.  We do not currently expect that any other matters will be properly presented for action at the annual meeting.

You may receive more than one proxy card depending on how your shares are held.  For example, you may hold some of your shares individually, some jointly with your spouse and some in trust for your children.  In this case, you will receive three separate proxy cards to vote.

What if My Shares Are Held in Street Name?

If you are the beneficial owner of shares held in street name by a broker, your broker, as the record holder of the shares, is required to vote the shares in accordance with your instructions.  If you do not give instructions to your broker, your broker may nevertheless vote the shares with respect to discretionary items, but will not be permitted to vote your shares with respect to non-discretionary items, pursuant to current industry practice.  In the case of non-discretionary items, shares not voted are treated as “broker non-votes.”

If your shares are held in street name, you will need proof of ownership to be admitted to the annual meeting.  A recent brokerage statement or letter from the record holder of your shares are examples of proof of ownership.  If you want to vote your shares of common stock held in street name in person at the annual meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

How Will My Shares of Common Stock Held in the Employee Stock Ownership Plan Be Voted?

We maintain an employee stock ownership plan (“ESOP”) which owns 6.43% of Alaska Pacific’s common stock.  Employees of Alaska Pacific and Alaska Pacific Bank participate in the ESOP.  If you participate in the ESOP, the proxy card represents a voting instruction to the trustees of the ESOP as to the number of shares in your plan account. If an ESOP participant properly executes the proxy card, the ESOP trustee will vote the participant’s shares in accordance with the participant’s instructions.  Unallocated shares of Alaska Pacific common stock held by the ESOP and allocated shares for which voting instructions are not received will be voted by trustee in the same proportion as shares for which the trustee has received voting instructions.  The deadline for returning your proxy card to the trustees is May 11, 2009.  The trustees of the ESOP are Craig E. Dahl, Julie M. Pierce, Lisa Purves and Christopher P. Bourque.

How Many Shares Must Be Present to Hold the Meeting?

A quorum must be present at the meeting for any business to be conducted.  The presence at the meeting, in person or by proxy, of at least a majority of the shares of Alaska Pacific common stock entitled to vote at the annual meeting as of the record date will constitute a quorum.  Proxies received but marked as abstentions or broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

What if a Quorum Is Not Present at the Meeting?

If a quorum is not present at the scheduled time of the meeting, a majority of the stockholders present or represented by proxy may adjourn the meeting until a quorum is present.  The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given unless the meeting is adjourned for three days or more.  An adjournment will have no effect on the business that may be conducted at the meeting.

Vote Required to Approve Proposal 1: Election of Directors

Directors are elected by a plurality of the votes cast, in person or by proxy, at the annual meeting by holders of Alaska Pacific common stock.  Accordingly, the three nominees for election as directors who receive the highest number of votes actually cast will be elected.  Pursuant to our Articles of Incorporation, stockholders are not permitted to cumulate their votes for the election of directors.  Votes may be cast for or withheld from each nominee.  Our Board of Directors unanimously recommends that you vote “FOR” the election of each of its director nominees.

Vote Required to Approve Proposal 2: Advisory Approval of Executive Compensation

The advisory vote to approve the compensation of our named executive officers requires the affirmative vote of a majority of the outstanding shares present in person or by proxy at the annual meeting.  Abstentions will have the same effect as a vote against the proposal.  Broker non-votes do not constitute votes cast and therefore will have no effect on approval of the proposal.  Our Board of Directors unanimously recommends that you vote “FOR” approval of the compensation of our named executive officers.

Vote Required to Approve Proposal 3: Ratification of the Appointment of Our Independent Auditor

Ratification of the appointment of Moss Adams LLP as our independent auditor for the fiscal year ending December 31, 2009 requires the affirmative vote of the majority of shares present in person or by proxy at the annual meeting.  Abstentions will have the same effect as a vote against the proposal.  Broker non-votes do not constitute votes cast and therefore will have no effect on approval of the proposal.  Our Board of Directors unanimously recommends that you vote “FOR” the proposal to ratify the appointment of Moss Adams LLP as our independent auditor.

May I Revoke My Proxy?

You may revoke your proxy before it is voted by:

●	submitting a new proxy with a later date;

●	notifying the Secretary of Alaska Pacific in writing before the annual meeting that you have revoked your proxy; or

●	voting in person at the annual meeting.

If you plan to attend the annual meeting and wish to vote in person, we will give you a ballot at the annual meeting.  However, if your shares are held in street name, you must bring a validly executed proxy from the nominee indicating that you have the right to vote your shares.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of March 23, 2009, the voting record date, information regarding share ownership of:

●
those persons or entities (or groups of affiliated person or entities) known by management to beneficially own more than five percent of Alaska Pacific’s common stock other than directors and executive officers;

●	each director and director nominee of Alaska Pacific;

●	each executive officer of Alaska Pacific or Alaska Pacific Bank named in the Summary Compensation Table appearing under “Executive Compensation” below (known as “named executive officers”); and

●	all current directors and executive officers of Alaska Pacific and Alaska Pacific Bank as a group.

Persons and groups who beneficially own in excess of five percent of Alaska Pacific’s common stock are required to file with the Securities and Exchange Commission (“SEC”), and provide a copy to us, reports disclosing their ownership pursuant to the Securities Exchange Act of 1934.  To our knowledge, no other person or entity, other than the one set forth below, beneficially owned more than five percent of the outstanding shares of Alaska Pacific’s common stock as of the close of business on the voting record date.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC.  In accordance with Rule 13d-3 of the Securities Exchange Act, a person is deemed to be the beneficial owner of any shares of common stock if he or she has voting and/or investment power with respect to those shares.  Therefore, the table below includes shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership, over which shares the persons named in the table may possess voting and/or investment power.  In addition, in computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to outstanding options that are currently exercisable or exercisable within 60 days after the voting record date are included in the number of shares beneficially owned by the person and are deemed outstanding for the purpose of calculating the person’s percentage ownership.  These shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

As of the voting record date, there were 654,486 shares of Alaska Pacific common stock outstanding.

Name	Number of Shares Beneficially Owned (1)		Percent of Shares Outstanding (%)

Beneficial Owners of More Than 5%
(Other Than Directors and Executive Officers)

Alaska Pacific Bancshares, Inc.	42,095	(2)	6.4
Employee Stock Ownership Plan Trust
2094 Jordan Avenue
Juneau, Alaska 99801

Advisory Research, Inc.	35,163	(3)	5.4
180 North Stetson Street, Suite 5500
Chicago, Illinois 60601

Lance S. Gad	36,975	(4)	5.6
1250 Fence Row Drive
Fairfield, Connecticut 06430

David G. MacDonald	40,000	(5)	6.1
1010 Otter Run
Juneau, Alaska 99801

Jonathan P. McCreary	62,863	(6)	9.6
Palisade Financial Partners LP
Palisade Capital Management LLC
151 South Worthen, Suite 2
Wenatchee, Washington 98802

Directors

BethAnn Chapman	1,300		*
William A. Corbus	--		*
Hugh N. Grant	20,055		3.1
Roger Grummett	14,588	(7)	2.2
Scott C. Milner	5,287		*
Maxwell S. Rule	--		*
William J. Schmitz	14,588		2.2

Named Executive Officers

Craig E. Dahl (8)	38,493		5.9
Leslie Dahl	3,400		*
John E. Robertson	3,400		*

All Executive Officers and Directors as a Group (10 persons)
______________
*	Less than 1% of shares outstanding.
(1)
The amounts shown also include the following number of shares which the indicated individuals have the right to acquire within 60 days of the close of business on the voting record date through the exercise of stock options granted pursuant to Alaska Pacific’s stock option plans: Ms. Chapman, 1,000 shares; Mr. Corbus, 500 shares; Mr. Grant, 3,277 shares; Mr. Grummett, 3,277 shares; Mr. Milner,2,500 shares; Mr. Schmitz, 3,277 shares; Mr. Dahl, 16,760 shares; Ms. Dahl, 2,550 shares; Mr. Robertson, 2,720 shares; and all executive officers and directors as a group, 37,791 shares.

(2)	As of the close of business on the voting record date, 40,420 shares have been allocated to participants’ accounts.
(3)	Based on information disclosed in a Schedule 13G, dated February 13, 2008, filed with the SEC.
(4)	Based on information disclosed in a Schedule 13G, dated August 12, 2002, filed with the SEC.
(5)	Based on information disclosed in a Schedule 13G/A, dated January 12, 2006, filed with the SEC.
(6)	Based on information disclosed in a Schedule 13G/A, dated February 12, 2008, filed with the SEC.
(7)	Includes 10,000 shares held jointly with his spouse.
(8)	Mr. Dahl is also a director of Alaska Pacific.

 PROPOSAL 1 – ELECTION OF DIRECTORS

Our Board of Directors consists of eight members and is divided into three classes.  Previously, the Board of Directors consisted of nine members; however Eric McDowell resigned in February 2008 due to increased professional and personal commitments.  The Board of Directors determined to decrease the size of the Board from nine members to eight members as a result of the resignation.  Approximately one-third of the directors are elected annually to serve for a three-year period or until their respective successors are elected and qualified.  The table below sets forth information regarding each director of Alaska Pacific and each nominee for director.  The Corporate Governance and Nominating Committee of the Board of Directors selects nominees for election as directors and has nominated William J. Schmitz, Scott C. Milner and BethAnn Chapman, each to serve for a three- year term.  The nominations of directors made by the Committee were ratified by the Board of Directors at a meeting held on January 22, 2009.  All of our nominees currently serve as Alaska Pacific directors.  Each nominee has consented to being named in this proxy statement and has agreed to serve if elected.  If any nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee.  If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority.  At this time, we are not aware of any reason why a nominee might be unable to serve if elected.

The Board of Directors recommends a vote “FOR” the election of William J. Schmitz, Scott C. Milner and BethAnn Chapman.

Name	Age as of December 31, 2008	Year First Elected or Appointed Director (1)	Term to Expire

BOARD NOMINEES

William J. Schmitz	78	1987	2012 (2)
Scott C. Milner	53	2002	2012 (2)
BethAnn Chapman	48	2006	2012 (2)

CURRENT DIRECTORS

William A. Corbus	71	2008	2010
Roger Grummett	66	1987	2010
Maxwell S. Rule	47	2008	2010
Craig E. Dahl	59	1996	2011
Hugh N. Grant	73	1990	2011
____________
(1)	For years prior to 1999, includes prior service on the Board of Directors of Alaska Pacific Bank.
(2)	Assuming re-election.

The present principal occupation and other business experience during the last five years of each nominee for election and for each current director is set forth below:

William J. Schmitz is a Certified Public Accountant and a partner in the accounting firm of Schmitz & Buck in Juneau, Alaska, which has been in existence since 1961.

Scott C. Milner, CPA, is a member of the American Institute of Certified Public Accountants and has been President of the accounting firm of Milner, Howard, Mortensen & Palmer (PC), CPAs in Ketchikan, Alaska since 1986.

BethAnn Chapman has practiced law in Juneau since 1988 with Faulkner Banfield, P.C. in the areas of business, estate and retirement planning, trust and estate litigation, and federal, state and local taxation.  As a fellow of the American College of Trusts & Estate Counsel, Ms. Chapman is part of a select group of attorneys who are nationally recognized  in the practice of estate planning, probate and trust law.  She serves as trustee of the Alaska Bar Foundation.

William A. Corbus has served as President and Director of Alaska Energy and Resources Company in Juneau, Alaska (Parent of Alaska Electric Light and Power Company), and Chairman and Director of Alaska Electric Light and Power Company since 2007, as well as from 1978 through 1988 and again from 1997 through 2002.  He served as Commissioner of the Alaska State Department of Revenue from December 2002 through 2006.

Roger Grummett became Chairman of the Board on October 21, 2003 after serving as Vice-Chairman since 1996.  Prior to his retirement in 1997, he was a Partner at Shattuck & Grummett Insurance Agency in Juneau, Alaska for 33 years.

Maxwell S. Rule is Chief Financial Officer of Hames Corporation, Triple C Ventures, Inc. and Clearwater Bay Corporations, companies with which he has been affiliated since 1993.  Prior to that, he served as accounting manager for the City of Ketchikan, Alaska and audit senior with a regional public accounting firm.  Mr. Rule is a Certified Public Accountant and a member of the American Institute of Certified Public Accountants and the Washington Society of Public Accountants.

Craig E. Dahl has been associated with Alaska Pacific Bank since 1992 and has served as its President and Chief Executive Officer since 1996, and as President and Chief Executive Officer of Alaska Pacific since its formation  in 1999.  Mr. Dahl also serves as Vice Chairman of the Board of Directors of the Federal Home Loan Bank of Seattle and as Chairman of its Audit Committee.  Prior to joining Alaska Pacific Bank, Mr. Dahl was President of the B.M. Behrends Bank in Juneau, Alaska.

Hugh N. Grant has been self-employed as a contractor and real estate developer in Juneau, Alaska since 1961.  He is also the owner of the local Western Auto/Marine store and other business establishments in Juneau.

 MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
AND CORPORATE GOVERNANCE MATTERS

Board of Directors

The Boards of Directors of Alaska Pacific and Alaska Pacific Bank conduct their business through meetings of the respective Boards and their committees.  During the fiscal year ended December 31, 2008, the Board of Directors of Alaska Pacific held 9 meetings and the Board of Directors of Alaska Pacific Bank held 15 meetings.  No director of Alaska Pacific and Alaska Pacific Bank attended fewer than 75% of the total meetings of the Boards and committees on which that person served during this period.

Committees and Committee Charters

The Board of Directors of Alaska Pacific has standing Audit, Compensation, and Corporate Governance and Nominating Committees, and has adopted written charters for each of these committees.  Copies of these charters are available on our website at: www.alaskapacificbank.com.  You may also obtain a copy of these documents, free of charge, by writing to: Gillian R. Hays, Secretary, Alaska Pacific Bancshares, Inc., 2094 Jordan Avenue, Juneau, Alaska  99801, or by calling (907) 789-4844.

Audit Committee

The Audit Committee, consisting of Directors Milner (Chairman), Grant, Grummett and Rule, is responsible for reviewing the internal auditors’ reports and results of their examination prior to review by and with the entire Board of Directors and retains and establishes the scope of engagement of Alaska Pacific’s independent auditor.  The Board of Directors has designated Director Milner as the Audit Committee financial expert, as defined in the SEC’s Regulation S-B.  This Committee met four times during the 2008 fiscal year.

Compensation Committee

The Compensation Committee, consists of Directors Schmitz (Chairman), Grummett, Grant and Chapman, and is responsible for reviewing the compensation of executive officers of Alaska Pacific, and its human resource management policies.  This Committee meets on an as-needed basis and met five times during fiscal 2008.

The Committee also meets, outside of the presence of the President and Chief Executive Officer, to discuss his performance and make its determination of his compensation and benefits.  The President and Chief Executive Officer makes recommendations to the Compensation Committee regarding the compensation of all other executive officers.  The Committee considers the recommendations of the President and Chief Executive Officer and makes its determination of all other executive officers’ compensation and benefits.

Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee, consisting of Directors Grummett (Chairman), Schmitz, Rule and Chapman, is responsible for the annual selection of nominees for election as directors of Alaska Pacific.  This Committee met twice during the 2008 fiscal year.

Only those nominations made by the Committee or properly presented by stockholders will be voted upon at the annual meeting.  In its deliberations for selecting candidates for nominees as director, the Committee considers the candidate’s knowledge of the banking business and involvement in community, business and civic affairs, and also considers whether the candidate would provide for adequate representation of Alaska Pacific Bank’s market area.  Any nominee for director made by the Committee must be highly qualified with regard to some or all the attributes listed in the preceding sentence.  In searching for qualified director candidates to fill vacancies in the Board, the Committee solicits the current Board of Directors for names of potentially qualified candidates. Additionally, the Committee may request that the Board of Directors pursue their own business contacts for the names of potentially qualified candidates.  The Committee would then consider the potential pool of director candidates, select the top candidate based on the candidates’ qualifications and the Board’s needs, and conduct a thorough investigation of the proposed candidate’s background to ensure there is no past history that would cause the candidate not to be qualified to serve as a director of Alaska Pacific.  The Committee will consider director candidates recommended by Alaska Pacific’s stockholders.  In the event a stockholder has submitted a proposed nominee, the Committee would consider the proposed nominee, along with any other proposed nominees recommended by members of the Board of Directors, in the same manner in which the Committee would evaluate its nominees for director.  For a description of the proper procedure for stockholder nominations, see “Stockholder Proposals” in this Proxy Statement.

Corporate Governance

We are committed to establishing and maintaining high standards of corporate governance.  Our executive officers and the Board of Directors have worked together to establish a comprehensive set of corporate governance practices that they believe will serve the long-term interests of our stockholders and employees.  These initiatives are intended to comply with the provisions contained in the Sarbanes-Oxley Act of 2002, the rules and regulations of the SEC adopted thereunder, and, although we are not listed on the Nasdaq Stock Market, the Nasdaq rules.  The Board of Directors will continue to evaluate, and improve our corporate governance principles and policies as necessary and as required.

Code of Ethics.  On February 14, 2004, the Board of Directors adopted a Code of Ethics for our principal executive officer and senior financial officers, directors, and officers and other employees.  The Code of Ethics is reviewed by the Board of Directors annually and requires individuals to maintain the highest standards of professional conduct, and was renewed on July 20, 2006.  A copy of our Code of Ethics is available on our website at: www.alaskapacificbank.com.  The Code of Ethics is also available upon request sent to: Gillian R. Hays, Secretary, Alaska Pacific Bancshares, Inc., 2094 Jordan Avenue, Juneau, Alaska  99801, or by calling (907) 789-4844.

Communications with the Board of Directors.  The Board of Directors maintains a process for stockholders to communicate with the Board.  Stockholders wishing to communicate with the Board of Directors should send any communication to the Secretary, Alaska Pacific Bancshares, Inc., 2094 Jordan Avenue, Juneau, Alaska 99801.  The Secretary will forward such communication to the full Board of Directors or to any individual director or directors to whom the communication is directed unless the communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Secretary has the authority to take appropriate legal action regarding the communication.

Attendance at Annual Meetings.  We do not have a policy regarding Board member attendance at annual meetings of stockholders; however, we do request that all directors attend each annual meeting of stockholders.  All of the members of the Board of Directors attended the annual meeting of stockholders of Alaska Pacific held on May 20, 2008.

Related Party Transactions.  Alaska Pacific Bank has followed a policy of granting loans to officers and directors, which fully complies with all applicable federal regulations, and are made in accordance with our normal underwriting guidelines.  In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such director or executive officer and his or her related interests are in excess of the greater of $25,000, or 5% of Alaska Pacific Bank’s capital and surplus must be approved in advance by a majority of the disinterested members of the Board of Directors.  The aggregate amount of loans by Alaska Pacific Bank to its executive officers and directors and their affiliates was $3.9 million at December 31, 2008.  These loans (i) were made in the ordinary course of business, (ii) were made on substantially the same terms and conditions, including interest rates and collateral, as those prevailing at the time for comparable transactions with Alaska Pacific Bank’s other customers and (iii) did not involve more than the normal risk of collectibility or present other unfavorable features when made.  All loan approval and review procedures are governed by written policies.

Family Relationships.  Craig E. Dahl, our President and Chief Executive Officer, and Leslie Dahl, our Senior Vice President and Chief Lending Officer, are married to each other.

Director Independence.  Although we are not listed on Nasdaq, we have chosen to apply the definition for “independent” under the Nasdaq rules, as permitted by the SEC’s Regulation S-B.  Using this definition, the Board has determined that seven of our eight directors are independent, as defined by Nasdaq.  BethAnn Chapman, William A. Corbus, Hugh N. Grant, Roger Grummett, Scott C. Milner, Maxwell S. Rule and William J. Schmitz are independent.  Furthermore, the Board has determined that each member of the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee is independent, as defined by Nasdaq, including the elevated standard applicable to Audit Committee members.  Former director Eric McDowell was also independent.

 DIRECTORS’ COMPENSATION

Director Compensation Table

The following table shows the compensation paid to the our non-employee directors for 2008.  Directors who are employees of Alaska Pacific or Alaska Pacific Bank are not compensated for their services as directors; accordingly, compensation information for Craig E. Dahl, who is our President and Chief Executive Officer, is included in the section entitled “Executive Compensation.”  The directors have no restricted stock awards outstanding, and we do not offer any non-equity incentive plan compensation and do not permit the deferral of compensation on a basis that is not tax-qualified; therefore, these columns have been omitted from the table below.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	All Other Compensation ($)(2)	Total($)

BethAnn Chapman	14,600	3,989	--	18,589
William A. Corbus	14,100	3,420	--	17,520
Hugh N. Grant	14,950	--	5,489	20,439
Roger Grummett	17,850	--	11,148	28,998
Scott C. Milner	14,800	1,140	11,148	27,088
Maxwell S. Rule (3)	9,650	--	--	9,650
William J. Schmitz	15,250	--	5,489	20,739

(Table continues on following page)

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	All Other Compensation ($)(2)	Total ($)

Robert E. Allen, Jr. (4)	3,900	1,140	--	5,040
Eric McDowell (5)	14,250	--	5,489	19,739

____________
(1)
Represents the dollar amount recognized for financial statement reporting purposes in 2008, calculated pursuant to the provisions of Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123 (revised 2004), “Share-Based Payment” (“FAS 123R”). For a discussion of valuation assumptions, see Note 14 of the Notes to Consolidated Financial Statements in Alaska Pacific’s Annual Report on Form 10-K for the year ended December 31, 2008. The directors had the following awards of stock options outstanding as of December 31, 2008: Mr. Allen, 500 options; Ms. Chapman, 2,500 options; Mr. Corbus, 2,500 options; Mr. Grant, 4,588 options; Mr. Grummett, 4,588 options; Mr. McDowell, 4,588 options; Mr. Milner, 2,500 options; and Mr. Schmitz, 4,588 options.

(2)	Reflects payment of health insurance premium by Alaska Pacific.
(3)	Mr. Rule was initially elected to the Board at last year’s annual meeting of shareholders.
(4)	Mr. Allen resigned effective as of last year’s annual meeting of shareholders.
(5)	Mr. McDowell resigned from the Board of Directors effective as of February 28, 2009.

All non-management directors of Alaska Pacific Bank, other than the Chairman of the Board, receive a monthly retainer of $575.  The Chairman of the Board receives a monthly retainer of $700.  All non-management directors receive a fee of $400 per regular Board meeting attended, $400 for the annual strategic planning retreat, and either $200 or $400 per special meeting attended, depending on the length of the meeting.  Committee members receive a fee of $150 per meeting attended and committee chairs receive a fee of $200 per committee meeting attended.  Non-management directors of the Advisory Board also receive $100 per committee attended.  No separate fees are paid for service on Alaska Pacific’s Board of Directors, unless the Board meets on a day when a meeting of the Board of Directors of the Bank did not meet, in which case Board members receive a fee of $150.

 EXECUTIVE COMPENSATION

Summary Compensation Table

The following table shows information regarding compensation for our named executive officers: (1) Craig E. Dahl, our Chief Executive Officer; (2) our two other most highly compensated executive officers, who are Leslie Dahl and John E. Robertson.  The named executive officers have no restricted stock awards outstanding and we do not offer any non-equity incentive plan compensation and do not permit the deferral of compensation on a basis that is not tax-qualified; therefore, these columns have been omitted from the table below.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	All Other Compen- sation ($)(2)	Total ($)

Craig E. Dahl	2008	174,174	--	4,651	14,540	193,365
President, Chief Executive	2007	167,475	23,078	1,163	21,887	213,603
Officer and Director

Leslie Dahl	2008	107,251	13,085	4,103	11,088	135,527
Senior Vice President and	2007	100,535	25,896	4,651	15,673	146,755
Chief Lending Officer

John E. Robertson	2008	114,400	8,752	--	11,083	134,235
Senior Vice President and	2007	110,000	14,883	--	14,445	139,328
Chief Credit Officer

_____________
(1)
Represents the dollar amount recognized for financial statement reporting purposes in 2008, calculated pursuant to the provisions of FAS 123R. For a discussion of valuation assumptions, see Note 14 of the Notes to Consolidated Financial Statements in Alaska Pacific’s Annual Report on Form 10-K for the year ended December 31, 2008.

(2)
For 2008, represents the following: employer contributions to the 401(k) Plan and ESOP of $7,860 and $2,160 for Mr. Dahl, $5,279 and 1,289 for Ms. Dahl, and $5,142 and $1,421 for Mr. Robertson; and automobile allowance of $3,600, club dues of $920 and life insurance premiums paid of $456 for each of the named executive officers.

Employment and Severance Agreements

Employment Agreement.  We have entered into an employment agreement with Craig E. Dahl.  Under this agreement, Mr. Dahl’s current base salary is $174,174 and may be increased at the discretion of the Board of Directors.  The employment agreement has a two year term and on the anniversary of its commencement date, the term may be extended by the Board of Directors for an additional year unless a termination notice is given by Mr. Dahl. The employment agreement is terminable by the Board at any time; however, other than in the case of just cause or in certain events specified by federal regulations, Mr. Dahl will be entitled to receive compensation and benefits due under the employment agreement, as described below under “Potential Payments Upon Termination.”

Change in Control Severance Agreements.  Alaska Pacific Bank has entered into change in control severance agreements with Leslie Dahl and John E. Robertson.  Each of the severance agreements has a term of three years and automatically extends one additional day each day unless either the Bank or the executive elects not to extend the agreement further by giving written notice to the other party.  Upon such notice, the agreement would end three years from the date of notice.  The severance agreements provide for severance payments and other benefits following a change in control, as described below under “Potential Payments Upon Termination.”

Impact of Recent Legislation.  In October 2008, President Bush signed into law the Emergency Economic Stabilization Act of 2008 (“EESA”).  The EESA authorizes the Treasury Department to purchase from financial institutions and their holding companies up to $700 billion in mortgage loans, mortgage-related securities and certain other financial instruments, including debt and equity securities issued by financial institutions and their holding companies in a troubled asset relief program (“TARP”).  On February 6, 2009, we announced that the Treasury Department had purchased from Alaska Pacific preferred stock and a warrant to purchase common stock for an aggregate purchase price of $4.8 million.  As a participant in the Treasury Department’s Capital Purchase Program, we became subject to applicable executive compensation requirements under the Capital Purchase Plan, the EESA and Treasury Department regulations.  In particular, during the period in which the Treasury Department holds an equity or debt position acquired under the Capital Purchase Program (other than a warrant to purchase common stock), the EESA (1) prohibits incentives for senior executive officers that encourage unnecessary and excessive risks that threaten the value of the financial institution, (2) requires recovery of any bonus of incentive compensation paid to a senior executive officer based on earnings, gains or other criteria that are materially inaccurate (known as “clawback”) and (3) prohibits financial institutions from making any golden parachute payments to a senior executive officer.  The prohibition against golden parachute payments is discussed in further detail below under “Potential Payments Upon Termination.”  For Alaska Pacific, the senior executive officers are the Chief Executive Officer, the Chief Financial Officer and the three most highly compensated executive officers other than the Chief Executive Officer and the Chief Financial Officer.

On February 17, 2009, President Obama signed into law the American Recovery and Reinvestment Act of 2009 (the “ARRA”).  The ARRA amends, among other things, the TARP legislation by directing the Treasury Department to issue regulations implementing strict limitations on compensation paid or accrued by financial institutions, such as Alaska Pacific, participating in the TARP.  These limitations include more stringent rules with respect to incentive compensation and golden parachute payments (discussed below).  With respect to incentive compensation, we would be prohibited from (1) paying any bonus or incentive compensation (other than certain awards of long-term restricted stock) to the most highly compensated employee and (2) offering any incentive compensation plan that encourages manipulation of reported earnings.  We would also be required to recover any bonus of incentive compensation paid to a senior executive officer and any of the next 20 most highly compensation employees based on earnings, gains or other criteria that are materially inaccurate.  In addition, the ARRA mandates that the Secretary of the Treasury review bonuses paid  before February 17, 2009 to the senior executive officers and the next 20 mostly highly compensated employees to determine whether any such payments were inconsistent with the purposes of the ARRA or the TARP.  The ARRA directs the Treasury Department to issue regulations implementing these executive compensation restrictions.  Many questions remain regarding the scope of the limitations and the requirements of the ARRA because none of the regulations mandated by the law have been issued to date.  We will continue to monitor the impact the EESA and the ARRA may have on our compensation arrangements.

In connection with our receipt of funds under the TARP Capital Purchase Program, each of our senior executive officers signed a waiver voluntarily waiving any claim against the Treasury Department or Alaska Pacific for any changes to his or her compensation or benefits that are required to comply with the October 20, 2008 regulations issued by the Treasury under the TARP Capital Purchase Program and acknowledging that the regulations may require modification of the compensation, bonus, incentive and other benefit plans, arrangements and policies and agreements (including “golden parachute” agreements).

Outstanding Equity Awards at Fiscal Year-End

The following information with respect to exercisable and unexercisable options and unvested restricted stock as of December 31, 2008 is presented for the named executive officers.  The named executive officers have no restricted stock awards outstanding and we do not have any equity incentive plans; therefore, these columns have been omitted from the table below.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date

Craig E. Dahl	16,080	--	9.75	07/20/10
	680	2,720 (1)	25.50	09/21/17

Leslie Dahl	1,000	--	9.75	07/20/10
	960	1,440 (2)	25.50	09/21/17

John E. Robertson	2,400	--	17.50	02/03/13
____________
(1)	Award vests ratably over the five-year period from the grant date, with the first 20% vesting one year after the grant date.
(2)	Options to purchase 480 shares vest on each of the following dates: April 20, 2009, April 20, 2010 and April 20, 2011.

Potential Payments Upon Termination

We have entered into agreements with the named executive officers that provide for potential payments upon disability, termination and death.  In addition, our equity plans also provide for potential payments upon termination. The table shows, as of December 31, 2008, the value of potential payments and benefits following a termination of employment under a variety of scenarios.  The table does not take into account the potential effect of Alaska Pacific’s participation in the Treasury Department’s Capital Purchase Program, which is discussed following the table.

	Involuntary Termination ($)	Involuntary Termination Following Change in Control ($)		Death ($)	Disability ($)

Craig E. Dahl
Employment Agreement	377,428	651,044		--	89,283
Equity Plans	--	--	(1)	--	--

Leslie Dahl
Severance Agreement	--	405,990		--	--
Equity Plans	--	--	(1)	--	--

John E. Robertson
Severance Agreement	--	416,372		--	--
Equity Plans	--	--		--	--

                _______________
(1)	The exercise price of unvested options exceeded the closing market price of Alaska Pacific’s stock on December 31, 2008.

Impact of Recent Legislation.  As discussed on the previous page, Alaska Pacific is a participant in the Treasury Department’s Capital Purchase Program.  As a result, we became subject to applicable executive compensation requirements under the Capital Purchase Plan, the EESA and Treasury Department regulations.  With respect to payments upon termination, the EESA prohibits financial institutions from making any golden parachute payments to a senior executive officer during the period in which the Treasury Department holds an equity or debt position acquired under the Capital Purchase Program.  Under the initial regulations passed pursuant to the EESA, this meant that we could not pay to any senior executive officer compensation in connection with termination of employment that equals or exceeds three times the officer’s base amount (generally, the average of the officer’s five preceding years’ compensation).

The February passage into law of the ARRA imposes even stricter limits upon golden parachute payments.  Specifically, we would be prohibited from making golden parachute payments in any amount to our senior executive officers and the next five most highly compensated employees for departure from Alaska Pacific, other than compensation earned for services rendered or accrued benefits.  Because regulations implementing this restriction have not been issued, questions remain regarding the scope of this prohibition.  Accordingly, the following description of potential payments upon termination does not take into account the potential impact of the ARRA.

Employment Agreement.  Mr. Dahl’s employment agreement may be terminated by us at any time, or by Mr. Dahl because of a material decrease in, or interference with, his duties, responsibilities or benefits (an “involuntary termination”).  If Mr. Dahl’s employment is terminated by us without cause or without his consent, or Mr. Dahl suffers an involuntary termination, other than after a change in control, we would be required to honor the terms of the agreement through the expiration of the then current term, including payment of his base salary and continuation of his employee benefits.  After termination, salary would be payable by us as if Mr. Dahl were still employed and his employee benefits would be the same as if his employment had not been terminated.

Mr. Dahl may voluntarily terminate his employment upon 90 days’ notice to us, or such shorter time as agreed upon by Mr. Dahl and the Board of Directors.  In the event of a voluntary termination, we would only be obligated to continue to pay Mr. Dahl’s salary and provide benefits under the employment agreement only through the date of termination.

The employment agreement provides for a severance payment and other benefits if Mr. Dahl’s employment is terminated following a change in control.  If, after a change in control, Mr. Dahl’s employment is terminated by us or Mr. Dahl suffers an involuntary termination, we must (1) pay to him a lump sum in amount equal to 299% of the average of his five preceding years’ compensation and (2) provide to him during the remaining term of the employment agreement substantially the same group life insurance, hospitalization, medical, dental, prescription drug and other health benefits, and long-term disability insurance (if any) for the benefit of Mr. Dahl and his dependents and beneficiaries who would have been eligible for these benefits if he had not been terminated.

The employment agreement also provides for benefits in the case of death or disability.  In the event of Mr. Dahl’s death prior to any termination of employment, we will pay to Mr. Dahl’s estate, or such person as he may have previously designated, the salary which was not previously paid and which he would have earned if he had continued to be employed under the agreement through the last day of the calendar month in which he died, together with the benefits under the agreement through that date.  If Mr. Dahl becomes entitled to benefits under the terms of our then-current disability plan (if any), or becomes otherwise unable to fulfill his duties under the employment agreement, he will be entitled to receive such group and other disability benefits, if any, as are then provided by us for executive employees.  In the event of such disability, the employment agreement is not suspended, except that: (1) the obligation to pay Mr. Dahl’s salary will be reduced in accordance with the amount of disability income benefits he receives ( if any) such that, on an after-tax basis, he would realize from the sum of disability income benefits and the salary the same amount as he would realize on an after-tax basis from the salary if the obligation to pay the salary were not reduced; and (2) upon a resolution adopted by a majority of the disinterested members of the Board of Directors, we may discontinue payment of Mr. Dahl’s salary beginning six months following a determination that he has become entitled to benefits under the disability plan or otherwise unable to fulfill his duties under the employment agreement.

Change in Control Severance Agreements.  Alaska Pacific Bank has entered into Change in Control Severance Agreements with Ms. Dahl and Mr. Robertson.  If, after a change in control, the executive’s employment is terminated by Alaska Pacific Bank or by the executive within 12 months of the change in control because of a material diminution of, or interference with, his or her duties, responsibilities or benefits, Alaska Pacific Bank must (1) pay the executive his or her salary through the date of termination, at the time such payments are due; (2) continue to pay, for a period of 36 months following the date of termination, for the life, health and disability coverage that is in effect for the executive and his or her eligible dependents at the time the notice of termination is given; and (3) pay to the executive in a lump sum in cash an amount equal to 299% of the average of the executive’s five preceding years’ compensation, less the aggregate present value of the payments or benefits, if any, in the nature of compensation for the benefit of the executive, arising under any other plans or arrangements between the executive and Alaska Pacific or any of its consolidated subsidiaries, which constitute “parachute payments” under Section 280G of the Internal Revenue Code.

Equity Plans.  Our 2000 Stock Option Plan, 2000 Management Recognition Plan and 2003 Stock Option Plan provide for accelerated vesting of awards in certain circumstances.  With respect to stock options and stock appreciation rights, if a tender offer or exchange offer for shares is commenced, or if a change in control occurs, all options and rights granted and not fully exercisable shall become exercisable in full upon the happening of that event.  With respect to restricted stock, if a tender offer or exchange offer for shares is commenced, or if a change in control occurs, at the election of a participant within 60 days following that date, the restricted period will lapse and all shares awarded as restricted stock will become fully vested.  If the participant makes no election, the share will continue to be vested in accordance with the other provisions of the award.

PROPOSAL 2 – ADVISORY VOTE ON EXECUTIVE COMPENSATION

On February 17, 2009, President Obama signed the American Recovery and Reinvestment Act of 2009 (“ARRA”) into law.  For financial institutions that have received or will receive financial assistance under the troubled asset relief program (“TARP”) or related programs, such as Alaska Pacific, the ARRA significantly rewrites the original executive compensation and corporate governance provisions of Section 111 of the Emergency Economic Stabilization Act of 2008.  Notably, the ARRA requires that TARP recipients permit shareholders to vote to approve executive compensation.  This proposal, commonly known as a “say on pay” proposal, gives shareholders the opportunity to endorse or not endorse the compensation of our named executive officers.  The proposal will be presented at the annual meeting in the form of the following resolution:

RESOLVED, that the shareholders approve the compensation of Alaska Pacific Bancshares Inc.’s named executive officers, as disclosed in the section of the Proxy Statement for the 2009 annual meeting of stockholders entitled “Executive Compensation.”

As provided under the ARRA, this vote will not be binding on our Board of Directors and may not be construed as overruling a decision by the Board.  The Compensation Committee and the Board may, however, take into account the outcome of the vote when considering future executive compensation arrangements.

Our executive compensation policies are designed to establish an appropriate relationship between executive pay and the annual and long-term performance of Alaska Pacific and Alaska Pacific Bank, to reflect the attainment of short- and long-term financial performance goals, to enhance our ability to attract and retain qualified executive officers, and to align to the greatest extent possible the interests of management and shareholders.  Our Board of Directors believes that our compensation policies and procedures achieve these objectives.  The Board of Directors unanimously recommends that you vote “FOR” approval of the compensation of our named executive officers.

 AUDIT COMMITTEE MATTERS

Audit Committee Charter

The Audit Committee operates pursuant to a charter approved by our Board of Directors.  The Audit Committee reports to the Board of Directors and is responsible for overseeing and monitoring our financial accounting and reporting, the system of internal controls established by management and the audit process.  The Audit Committee charter sets out the responsibilities, authority and specific duties of the Audit Committee.  The charter specifies, among other things, the structure and membership requirements of the Audit Committee, as well as the relationship of the Audit Committee to the independent auditor, the internal audit department and management of Alaska Pacific.

Audit Committee Report

The Audit Committee has issued the following report with respect to Alaska Pacific’s audited financial statements for the fiscal year ended December 31, 2008:

●	The Audit Committee has completed its review and discussion of the 2008 audited financial statements with management;

●
The Audit Committee has discussed with Moss Adams LLP, the independent auditor, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T;

●
The Audit Committee has received the written disclosures and letter from the independent auditor required by Independence Standards Board No. 1, Independence Discussions with Audit Committee, as adopted by the Public Company Accounting Oversight Board in Rule 3600T, and has discussed with the independent auditor its independence from Alaska Pacific; and

●
Based on the review and discussions referred to in the three items above, the Audit Committee recommended to the Board of Directors that the fiscal 2008 audited financial statements be included in Alaska Pacific’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008.

Submitted by the Audit Committee of Alaska Pacific’s Board of Directors:

Scott C. Milner (Chairman)
Hugh N. Grant
Roger Grummett
Maxwell S. Rule

This report shall not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, and shall not otherwise be deemed filed under such acts.

 PROPOSAL 3 – RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

Moss Adams LLP was our independent auditor for the fiscal year ended December 31, 2008.  The Board of Directors has appointed Moss Adams LLP as our independent auditor for the fiscal year ending December 31, 2009, subject to approval by stockholders.  A representative of Moss Adams LLP is expected to be present at the annual meeting to respond to stockholders’ questions and will have the opportunity to make a statement.

The following table sets forth the aggregate fees billed to Alaska Pacific by Moss Adams LLP for professional services rendered during the fiscal years ended December 31, 2008 and 2007.

	Year Ended
	December 31,
	2008	2007

Audit Fees	$82,481	$94,749
Audit-Related Fees	22,550	19,800
Tax Fees	13,947	6,923
All Other Fees	12,304	2,448

The Audit Committee will establish general guidelines for the permissible scope and nature of any permitted non-audit services to be provided by the independent auditor in connection with its annual review of its charter.  Pre-approval may be granted by action of the full Audit Committee or by delegated authority to one or more members of the Audit Committee.  If this authority is delegated, all approved non-audit services will be presented to the Audit Committee at its next meeting.  In considering non-audit services, the Audit Committee or its delegate will consider various factors, including but not limited to, whether it would be beneficial to have the service provided by the independent auditor and whether the service could compromise the independence of the independent auditor.  For the year ended December 31, 2008, the Audit Committee of the Board of Directors determined that the services performed by Moss Adams LLP other than audit services are compatible with Moss Adams LLP maintaining its independence.  For the year ended December 31, 2008, the Audit Committee approved all, or 100%, of the services provided by Moss Adams LLP that were designated as audit-related fees, tax fees and all other fees as set forth in the table above.

If the ratification of the appointment of Moss Adams LLP is not approved by a majority of the votes cast by stockholders at the annual meeting, other independent public accountants will be considered by the Board of Directors.

The Board of Directors recommends that you vote “FOR” the ratification of the appointment of Moss Adams LLP as our independent auditor for the fiscal year ending December 31, 2009.

 SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act requires our executive officers and directors, and persons who own more than 10% of any registered class of Alaska Pacific’s equity securities, to file reports of ownership and changes in ownership with the SEC.  Executive officers, directors and greater than 10% stockholders are required by regulation to furnish us with copies of all Section 16(a) forms they file.  Based solely on our review of the copies of the forms we have received and written representations provided to us by the above-referenced persons, we believe that, during the fiscal year ended December 31, 2008, all filing requirements applicable to its reporting officers, directors and greater than 10% stockholders were properly and timely complied with.

 MISCELLANEOUS

The Board of Directors is not aware of any business to come before the meeting other than those matters described above in this Proxy Statement.  However, if any other matters should properly come before the meeting, it is intended that proxies in the accompanying form, that are properly executed and dated, will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

We will bear the cost of solicitation of proxies, and will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Alaska Pacific’s common stock.  In addition to solicitations by mail, our directors, officers and regular employees may solicit proxies personally or by facsimile or telephone without additional compensation.

Alaska Pacific’s Annual Report on Form 10-K, including the annual report to stockholders, has been mailed to all stockholders of record at the close of business on the voting record date.  Any stockholder who has not received a copy of the Annual Report may obtain a copy upon written request to Gillian R. Hays, Secretary, Alaska Pacific

Bancshares, Inc., 2094 Jordan Avenue, Juneau, Alaska 99801.  The Annual Report is not to be treated as part of the proxy solicitation material or having been incorporated herein by reference.  The Annual Report is also available at http://www.alaskapacificbank.com/investors/index.cfm .

 STOCKHOLDER PROPOSALS

Proposals of stockholders intended to be presented at our annual meeting next year must be received by us no later than December 9, 2009 to be considered for inclusion in the proxy solicitation materials and form of proxy relating to that meeting.  Any such proposals shall be subject to the requirements of the proxy solicitation rules adopted under the Securities Exchange Act.

In addition, our Articles of Incorporation provides that in order for a stockholder to make nominations for the election of directors or proposals for business to be brought before a meeting of stockholders, the stockholder must deliver written notice of such nominations and/or proposals to the Secretary not less than 30 nor more than 60 days prior to the date of the meeting; provided that if less than 31 days’ notice of the meeting is given to stockholders, the written notice must be delivered or mailed not later than the close of the tenth day following the day on which notice of the meeting was mailed to stockholders.  As specified in the Articles of Incorporation, the written notice with respect to nominations for election of directors must set forth certain information regarding each nominee for election as a director, including the person’s written consent to being named in the proxy statement as a nominee and to serving as a director, if elected, and certain information regarding the stockholder giving the notice.  The notice with respect to business proposals to be brought before the annual meeting must state the stockholder’s name, address and number of shares of common stock held, and briefly discuss the business to be brought before the meeting, the reasons for conducting such business at the meeting and any interest of the stockholder in the proposal.  A copy of our Articles of Incorporation may be obtained from us by written request.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Gillian R. Hays

GILLIAN R. HAYS
SECRETARY

Juneau, Alaska
April 8, 2009

REVOCABLE PROXY
ALASKA PACIFIC BANCSHARES, INC.

 ANNUAL MEETING OF STOCKHOLDERS
MAY 19, 2009

The undersigned hereby appoints the official Proxy Committee of the Board of Directors of Alaska Pacific Bancshares, Inc. (“Company”), consisting of Craig E. Dahl, Hugh N. Grant and Roger Grummett, with full powers of substitution to act as attorneys and proxies for the undersigned, to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at the Douglas Room of the Prospector Hotel located at 375 Whittier Street, Juneau, Alaska, on Tuesday, May 19, 2009, at 11:00 a.m., local time, and at any and all adjournments thereof, as follows:

		VOTE	VOTE
		FOR	WITHHELD

1.	The election as director of the nominees listed below (except as marked to the contrary below).	[ ]	[ ]

BethAnn Chapman
Scott C. Milner
William J. Schmitz

INSTRUCTIONS: To withhold your vote
for any individual nominee, write the
nominee’s name on the line below.

______________________________

______________________________

		FOR	AGAINST	ABSTAIN

2.	Advisory approval of the compensation of Alaska Pacific Bancshares Inc.’s named executive officers.	[ ]	[ ]	[ ]

3.	The ratification of the appointment of Moss Adams LLP as independent auditor for the fiscal year ending December 31, 2009.	[ ]	[ ]	[ ]

4.	In their discretion, upon such other matters as may properly come before the meeting.

The Board of Directors recommends a vote “FOR” the listed proposals.

This proxy, properly signed and dated, will be voted as directed, but if no instructions are specified this proxy will be voted for the proposals stated.  If any other business is presented at the annual meeting, this proxy will be voted by the Board of Directors in its best judgment.  Presently, the Board of Directors knows of no other business to be presented at the meeting.  This proxy also confers discretionary authority on the Board of Directors to vote with respect to the election of any person as director where the nominees are unable to serve or for good cause will not serve and matters incident to the conduct of the meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Should the undersigned be present and elect to vote in person at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of the Notice of Annual Meeting of Stockholders, a Proxy Statement for the Annual Meeting of Stockholders, and the Annual Report on Form 10-K.

Dated:                                , 2009

PRINT NAME OF STOCKHOLDER	PRINT NAME OF STOCKHOLDER

SIGNATURE OF STOCKHOLDER	SIGNATURE OF STOCKHOLDER

Please sign exactly as your name appears on this card.  When signing as attorney, executor, administrator, trustee or guardian, indicate your full title.  If shares are held jointly, only one registered holder need sign but both holders should sign, if possible.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.